The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

Securitized Asset Backed Receivables LLC Trust 2005-FR4
2nd Lien

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01
Number of Mortgage Loans: 1,815
Aggregate Principal Balance ($): 90,216,260
Weighted Average Current Mortgage Rate (%): 9.940
Non-Zero Weighted Average Margin (%): 0.000
Non-Zero Weighted Average Maximum Rate (%): 0.000
Non-Zero Weighted Average Months to Roll: 0
Weighted Average Stated Original Term (months): 343
Weighted Average Stated Remaining Term (months): 337
Weighted Average Combined Original LTV (%): 99.50
% First Liens: 0.00
% Owner Occupied: 98.86
% Purchase: 79.66
% Full Documentation: 64.02
Non-Zero Weighted Average FICO Score: 651

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2. Product Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Product	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed - 5 Year	27	243,400	0.27	11.863	54	94.24
Fixed - 10 Year	180	1,826,522	2.02	11.415	114	96.15
Fixed - 15 Year	126	2,358,689	2.61	10.951	174	97.35
Fixed - 20 Year	190	5,143,716	5.70	10.291	234	99.67
Fixed - 30 Year	1,292	80,643,932	89.39	9.848	354	99.65
Total:	1,815	90,216,260	100.00	9.940	337	99.50

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3. Range of Gross Interest Rates (%)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Gross	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Interest	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
7.000% - 7.999%	10	725,653	0.80	7.907	355	100.00
8.000% - 8.999%	367	23,084,614	25.59	8.745	348	99.56
9.000% - 9.999%	430	27,034,182	29.97	9.543	345	99.63
10.000% - 10.999%	477	23,253,706	25.78	10.592	339	99.64
11.000% - 11.999%	379	13,692,315	15.18	11.303	319	99.38
12.000% - 12.999%	148	2,377,645	2.64	12.359	219	96.82
13.000% - 13.999%	4	48,144	0.05	13.298	143	90.70
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Minimum: 7.725%
Maximum: 13.750%
Weighted Average: 9.940%

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4. Range of Cut-off Date Principal Balances ($)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Cut-off	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Date Principal	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Balances ($)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
$1 - $25,000	447	6,282,376	6.96	10.926	187	97.63
$25,001 - $50,000	646	23,357,337	25.89	10.110	340	99.65
$50,001 - $75,000	339	20,657,615	22.90	9.862	351	99.45
$75,001 - $100,000	207	17,894,736	19.84	9.946	352	99.59
$100,001 - $125,000	107	11,955,727	13.25	9.653	349	99.82
$125,001 - $150,000	46	6,232,205	6.91	9.445	352	99.90
$150,001 - $175,000	18	2,929,283	3.25	9.256	355	99.84
$175,001 - $200,000	5	906,980	1.01	9.758	355	100.00
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Minimum: $179
Maximum: $186,797
Average: $49,706

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5. Original Terms (month)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
Original	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
60	27	243,400	0.27	11.863	54	94.24
120	180	1,826,522	2.02	11.415	114	96.15
180	126	2,358,689	2.61	10.951	174	97.35
240	190	5,143,716	5.70	10.291	234	99.67
360	1,292	80,643,932	89.39	9.848	354	99.65
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Minimum: 60
Maximum: 360
Weighted Average: 343

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6. Range of Remaining Terms (month)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Remaining	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Terms	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
(month)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Jan-60	27	243,400	0.27	11.863	54	94.24
61 - 120	180	1,826,522	2.02	11.415	114	96.15
121 - 180	126	2,358,689	2.61	10.951	174	97.35
181 - 240	190	5,143,716	5.70	10.291	234	99.67
301 - 360	1,292	80,643,932	89.39	9.848	354	99.65
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Minimum: 53
Maximum: 355
Weighted Average: 337

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7. Range of Combined Original LTV Ratios (%)

			% of Mortgage	Weighted	Weighted
Range of			Loan Pool by	Average	Average	Weighted
Combined	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Original	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
LTV Ratios (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
80.01% - 85.00%	6	76,079	0.08	11.622	137	84.91
85.01% - 90.00%	29	863,048	0.96	10.114	304	89.94
90.01% - 95.00%	279	6,127,121	6.79	10.546	267	94.85
95.01% - 100.00%	1,501	83,150,012	92.17	9.892	343	99.96
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Minimum: 84.72%
Maximum: 100.00%
Weighted Average: 99.50%

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8. Range of Gross Margins (%)

			% of Mortgage	Weighted	Weighted
Range			Loan Pool by	Average	Average	Weighted
of	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Gross	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Margins (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,815	90,216,260	100.00	9.940	337	99.50
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

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9. Range of Minimum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Minimum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,815	90,216,260	100.00	9.940	337	99.50
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

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10. Range of Maximum Mortgage Rates (%)

Range			% of Mortgage	Weighted	Weighted
of			Loan Pool by	Average	Average	Weighted
Maximum	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Mortgage	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Rates (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,815	90,216,260	100.00	9.940	337	99.50
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

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11. Initial Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Initial Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,815	90,216,260	100.00	9.940	337	99.50
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

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12. Periodic Cap (%)

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Periodic	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Cap (%)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,815	90,216,260	100.00	9.940	337	99.50
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Non-Zero Minimum: 0.000%
Maximum: 0.000%
Non-Zero Weighted Average: 0.000%

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13. Next Rate Adjustment Date

			% of Mortgage	Weighted	Weighted
Next			Loan Pool by	Average	Average	Weighted
Rate	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Adjustment	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Date	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Fixed Rate Loans	1,815	90,216,260	100.00	9.940	337	99.50
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Non-Zero Weighted Average: 0

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14. Geographical Distribution

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Geographical	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Distribution	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
California	400	32,158,613	35.65	9.508	349	99.52
Florida	230	8,386,354	9.30	10.108	325	99.59
New York	96	6,434,374	7.13	10.457	346	99.22
Maryland	95	5,321,923	5.90	10.039	344	99.70
Virginia	76	4,072,345	4.51	9.991	341	99.61
Massachusetts	68	3,789,549	4.20	10.301	337	98.99
Georgia	112	3,051,010	3.38	10.388	310	99.49
New Jersey	54	2,980,717	3.30	10.403	330	99.38
Illinois	87	2,818,424	3.12	10.424	312	99.62
Hawaii	32	2,557,604	2.83	9.686	345	99.71
Colorado	65	2,530,613	2.81	9.524	342	99.85
Other	500	16,114,733	17.86	10.226	321	99.48
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Number of States Represented: 40

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15. Occupancy

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Occupancy	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Primary	1,719	89,191,143	98.86	9.917	340	99.56
Investment	88	916,203	1.02	11.849	125	94.19
Second Home	8	108,914	0.12	12.282	126	93.91
Total:	1,815	90,216,260	100.00	9.940	337	99.50

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16. Property Types

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Property	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Types	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Single Family Residence	1,525	75,759,960	83.98	9.922	338	99.54
2-4 Family	153	8,757,347	9.71	10.141	330	99.09
Condo	137	5,698,952	6.32	9.857	335	99.67
Total:	1,815	90,216,260	100.00	9.940	337	99.50

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17. Loan Purpose

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Loan	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Purpose	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Purchase	1,472	71,870,023	79.66	9.932	336	99.62
Refinance - Cashout	336	17,810,397	19.74	9.961	341	99.03
Refinance - Rate Term	7	535,839	0.59	10.170	352	99.95
Total:	1,815	90,216,260	100.00	9.940	337	99.50

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18. Documentation Level

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Documentation	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Level	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
Full Documentation	1,322	57,759,723	64.02	9.736	333	99.43
Stated Documentation	488	32,398,925	35.91	10.299	346	99.63
Easy Documentation	5	57,611	0.06	12.170	155	95.00
Total:	1,815	90,216,260	100.00	9.940	337	99.50

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19. Original Prepayment Penalty Term (months)

			% of Mortgage	Weighted	Weighted
Original			Loan Pool by	Average	Average	Weighted
Prepayment	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Penalty	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Term (months)	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
0	586	23,252,241	25.77	10.241	327	99.44
12	200	11,170,743	12.38	10.176	340	99.49
24	915	49,927,594	55.34	9.789	341	99.52
36	114	5,865,681	6.50	9.572	342	99.62
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23

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20. Lien Position

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
Lien	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Position	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
2nd Lien	1,815	90,216,260	100.00	9.940	337	99.50
Total:	1,815	90,216,260	100.00	9.940	337	99.50

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21. FICO Score

			% of Mortgage	Weighted	Weighted
			Loan Pool by	Average	Average	Weighted
	Number of	Aggregate	Aggregate	Gross	Remaining	Average
FICO	Mortgage	Cut-off Date	Cut-off Date	Interest	Term	Combined
Score	Loans	Principal Balance	Principal Balance	Rate	(months)	Original LTV
541 - 560	25	264,926	0.29	12.087	133	94.72
561 - 580	57	680,128	0.75	11.854	184	95.70
581 - 600	260	9,812,696	10.88	10.812	327	99.61
601 - 620	264	11,041,679	12.24	10.449	333	99.56
621 - 640	313	16,225,838	17.99	10.377	338	99.59
641 - 660	335	17,691,730	19.61	9.627	341	99.53
661 - 680	233	14,213,386	15.75	9.515	344	99.52
681 - 700	154	9,346,994	10.36	9.355	343	99.44
701 - 720	79	4,945,014	5.48	9.479	339	99.48
721 - 740	54	3,645,662	4.04	9.222	345	99.60
741 - 760	28	1,591,468	1.76	9.179	343	99.50
761 - 780	7	431,188	0.48	9.625	347	99.56
781 - 800	6	325,550	0.36	10.275	354	100.00
Total:	1,815	90,216,260	100.00	9.940	337	99.50
Minimum: 550
Maximum: 792
Weighted Average: 651

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BARCLAYS CAPITAL

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005-FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.